Supplement Dated January 16, 2015
To The Prospectus Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Election of Six Trustees of the Curian Variable Series Trust, Approval of New Investment Advisory and Management Agreement with Jackson National Asset Management, and Approval of New Sub-Advisory Agreement with PPM America, Inc.

On January 8, 2015, the Board of Trustees (the "Board") of the Curian Variable Series Trust approved the nomination for election of David W. Agostine, Gregory P. Contillo, Mark D. Nerud, Dylan E. Taylor, Mark S. Wehrle, and Scot T. Wetzel ("Trustees") as Trustees of the Curian Variable Series Trust (the "Trust"); a new Investment Advisory and Management Agreement with Jackson National Asset Management, LLC ("JNAM")("New Advisory Agreement") as Investment Adviser of each series of the Trust ("Funds"); and a new Investment Sub-Advisory Agreement between the Trust, JNAM, and PPM America, Inc. ("PPM") ("New Sub-Advisory Agreement") as sub-adviser to the Curian Long Short Credit Fund ("PPM Fund").

The election of the Trustees and the New Advisory Agreement are subject to the approval of the shareholders of the Trust and the New Sub-Advisory Agreement is subject to the approval of the shareholders of the PPM Fund.  Shareholder approval of these items will be solicited for a joint shareholders' meeting expected to be held on April 2, 2015.  If approved, it is expected that the election of the Trustees, New Advisory Agreement, and New Sub-Advisory Agreement will become effective on or around April 27, 2015.  No assurance can be given that the election of Trustees, New Advisory Agreement, and New Sub-Advisory Agreement will each be approved by shareholders.

Additionally, at Board meetings held on January 8, 2015 and January 12, 2015, the Board approved fifteen Fund mergers that will be considered for approval by the respective Fund's shareholders at meetings also scheduled to take place on April 2, 2015.  The Board also approved four Fund mergers at the January 8, 2015 Board meeting which do not require shareholder approval.  All the proposed mergers are expected to be effective as of April 27, 2015.  If all mergers are consummated, the Trust will consist of 36 portfolios and the Fund Complex1 will consist of 39 portfolios.

Election of Trustees of the Trust

Currently, the Board of Trustees for the Trust ("Board") consists of five members (Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel) who also serve as Trustees of the Curian Series Trust, which is advised by Curian Capital, LLC ("Curian Capital").  All of the current Trustees are "Independent Trustees," meaning, they are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").  Under the proposed structure, if approved by shareholders, the Board would consist of six members, one of whom would be an "interested person" (Mr. Nerud) and five of whom would be Independent Trustees (Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel).  Further information regarding the Trustees and the Board will be contained in a combined proxy statement, which is expected to be mailed to shareholders of all Funds on or about February 20, 2015.  The election of the Trustees is not contingent upon the passage of the other proposals discussed below.

Approval of New Advisory Agreement with JNAM

Curian Capital currently serves as investment adviser to the Funds of the Trust under an investment management and advisory agreement between Curian Capital, and the Trust ("Current Advisory Agreement").  In connection with the proposed approval of the New Advisory Agreement ("Adviser Change"), JNAM would serve as investment adviser to the Funds and the Current Advisory Agreement would be terminated effective April 27, 2015.  For the Funds that are sub-advised, each Fund's sub-advisory agreement between the Trust, Curian Capital and the respective sub-adviser would also be terminated on or about April 27, 2015, and new sub-advisory agreements between the Trust, JNAM and the respective sub-adviser would become effective on or about April 27, 2015 with the same sub-advisers.  At the January 8, 2015 Board Meeting, the Board approved, subject to shareholder approval of the Adviser Change, new sub-advisory agreements for all sub-advisers of the Funds, including the New Sub-Advisory Agreement with PPM, which is discussed below.  It is also contemplated that the name of the Trust and each Fund will be changed to reflect JNAM's role as their investment adviser.

The terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreement.  The contractual advisory fee for each Fund would remain the same and certain other fees would be reduced.  The Adviser Change is not expected to result in any changes to any Fund's investment objectives or strategies, nor to result in any Fund incurring higher "Total Annual Fund Operating Expenses."  Further information regarding JNAM and the New Advisory Agreement will be contained in a combined proxy statement, which is expected to be mailed to shareholders of all Funds on or about February 20, 2015.  The approval of the New Advisory Agreement is not contingent upon the passage of the other proposals discussed in this Supplement.

Approval of New Sub-Advisory Agreement with PPM

Currently, PPM serves as the sub-adviser for the PPM Fund under an investment sub-advisory agreement between Curian Capital, PPM, and the Trust ("Current Sub-Advisory Agreement").  Any new sub-advisory agreement with an affiliated entity of the Funds' investment adviser requires shareholder approval to become effective.  Shareholder approval of the New Sub-Advisory Agreement is required because PPM and JNAM are affiliated entities.  The New Sub-Advisory Agreement, if approved by shareholders, will become effective on or about April 27, 2015.  The terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially identical, except for the date of effectiveness and the investment adviser of the Fund.  There would be no change in the fee rate payable by JNAM to PPM.  Further information regarding PPM and the New Sub-Advisory Agreement will be contained in a combined proxy statement, which is expected to be mailed to shareholders of the PPM Fund on or about February 20, 2015.  The approval of the New Sub-Advisory Agreement is contingent upon the passage of the proposal to approve the Advisory Agreement discussed above, but is not contingent upon the passage of the proposal regarding the election of the Trustees discussed above.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PPM Fund or any Fund of the Trust, nor is it a solicitation of any proxy.  For more information regarding the Funds, or to receive a free copy of a proxy statement relating to the proposals discussed above, please contact us at prospectusrequest@jackson.com.  The proxy statement will also be available for free on the SEC's web site (www.sec.gov).  Please read the proxy statement carefully before making any investment decisions.

This Supplement is dated January 16, 2015.

1 The term "Fund Complex" includes the 36 portfolios (if all mergers are consummated) of the Curian Variable Series Trust and 3 portfolios of the Curian Series Trust.  The term "Fund Complex" does not include other funds that are a part of the same group of investment companies, including funds sponsored by Jackson National Life Insurance Company.